UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of Report: June 08, 2004 (Date of earliest event reported)
Total Entertainment, Inc. (Exact name of registrant as specified in its charter)
Indiana (State or other jurisdiction of incorporation)	000-28497 (Commission File Number)	35-1504940 (IRS Employer Indentification Number)
	680 Branch Avenue P.O. Box 568 Rumson, NJ (Address of principal executive offices)	07760 (Zip Code)
Registrant's telephone number, including area code: 732-842-5553

Item 5. Other Events and Regulation FD Disclosure

Item 7. Financial Statements and Exhibits
(c) Exhibits
99.1       Press Release of Total Entertainment, Inc. dated June 08, 2004

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 08, 2004	TOTAL ENTERTAINMENT, INC. By: /s/ Sandy J. Masselli, Jr. Sandy J. Masselli, Jr. CEO, Chairman